                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                           Rand Capital Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

Proxy Statement Rand Capital Corporation



                            RAND CAPITAL CORPORATION

                               2200 RAND BUILDING
                             BUFFALO, NEW YORK 14203




                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS



TO THE SHAREHOLDERS


         The 2004 Annual Meeting of Shareholders of Rand Capital Corporation (the "Corporation") will be held on Thursday, April 29, 2004 at 10:30 a.m. in Room 931, Rand Building, 14 Lafayette Square, Buffalo, New York, for the following purposes:

          1. To elect seven Directors to hold office until the next annual meeting of shareholders and until their successors have been elected and qualified.

          2. To consider and act upon such other business as may properly come before the meeting.

         Shareholders of record at the close of business on March 19, 2004 are entitled to notice of, and to vote at the meeting, and any adjournment thereof.



April 6, 2004                               By order of the Board of Directors,
Buffalo, New York                                 Reginald B. Newman II
                                                  Chairman




                                    Proxy 1

Proxy Statement Rand Capital Corporation



                            RAND CAPITAL CORPORATION

                               2200 RAND BUILDING
                             BUFFALO, NEW YORK 14203


                                 PROXY STATEMENT



GENERAL INFORMATION

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Rand Capital Corporation (the "Corporation") for the Annual Meeting of Shareholders to be held on April 29, 2004. Only shareholders of record at the close of business on March 19, 2004, are entitled to notice of and to vote at the meeting, and at any adjournment thereof. On that date the Corporation had outstanding shares of 5,718,934 Common Shares, par value $.10 per share ("shares").

         Each share entitles the holder to one vote. Shares cannot be voted at the meeting unless the shareholder is present or represented by proxy. If the enclosed form of proxy is returned properly executed, the shares represented thereby will be voted at the meeting in accordance with the instructions contained in the proxy, unless the proxy is revoked prior to its exercise. Any shareholder may revoke a proxy by executing a subsequently dated proxy or a notice of revocation, provided that the subsequent proxy or notice is delivered to the Corporation prior to the taking of a vote, or by voting in person at the meeting. Proxies submitted with abstentions and broker non-votes will be counted in determining whether or not a quorum is present. Abstentions and broker non-votes will not be counted in tabulating the votes cast on proposals submitted to shareholders.

         This Proxy Statement and accompanying form of proxy are being mailed to shareholders on or about April 6, 2004. A copy of the Corporation's 2003 Annual Report, which contains financial statements, accompanies this Proxy Statement.

         The cost of soliciting proxies in the accompanying form will be borne by the Corporation. The Corporation does not expect to pay any compensation for the solicitation of proxies, but may pay brokers, nominees, fiduciaries and other custodians their reasonable fees and expenses for sending proxy materials to beneficial owners and obtaining their instructions. In addition to solicitation by mail, proxies may be solicited in person or by telephone by directors, officers and regular employees of the Corporation, who will receive no additional compensation therefore.

         The Corporation's office is located at 2200 Rand Building, Buffalo, New York 14203; telephone number 716-853-0802.



                                    Proxy 2

Proxy Statement Rand Capital Corporation



BENEFICIAL OWNERSHIP OF SHARES

         Unless otherwise indicated, the following table sets forth beneficial ownership of the Corporation's shares on March 19, 2004, by (a) persons known to the Corporation to be beneficial owners of more than 5% of the outstanding shares, (b) the directors and nominees for director of the Corporation, and (c) all directors and officers of the Corporation as a group. Unless otherwise stated, each person named in the table has sole voting and investment power with respect to the shares indicated as beneficially owned by that person.

                                              Amount and Nature of
Beneficial Owner                            Beneficial Ownership (1)     Percent of Class(4)
--------------------------------------------------------------------------------------------

(a)  More than 5% Owners:

         Willis S. McLeese..................................800,000(2)          13.9%
         c/o 2200 Rand Building, Buffalo, NY

         Reginald B. Newman II..............................651,579             11.4
         350 Essjay Road, Williamsville, NY

(b)  Nominees for Director

         Allen F. Grum.......................................73,628              1.3
         Luiz F. Kahl........................................64,516              1.1
         Erland E. Kailbourne................................10,000                *
         Ross B. Kenzie.....................................155,000              2.7
         Willis S. McLeese..................................800,000(2)          13.9
         Reginald B. Newman II..............................651,579             11.4
         Jayne K. Rand......................................193,976              3.4

(c)  All Directors and Officers as a group:

         Eight persons....................................1,998,699(3)          34.9%


*Less than 1%

(1) The beneficial ownership information presented is based upon information furnished by each person or contained in filings made with the Securities and Exchange Commission.

(2) These shares are owned by Colmac Holdings, Ltd., a corporation of which Mr. McLeese is the Chairman and principal owner.

(3) Except as indicated above, members of the group have sole voting and investment power over these shares.

(4) Percent of Class calculated based on 5,718,934 shares outstanding at Record Date.




                                    Proxy 3

Proxy Statement Rand Capital Corporation



1.       ELECTION OF DIRECTORS

         Seven Directors are to be elected at the meeting, each to serve until the next annual meeting of shareholders and until his or her successor has been elected and qualified. Unless marked to the contrary, the proxies received will be voted FOR the election of the seven nominees below.

         Each of the nominees is presently a member of the Board of Directors and was elected at the Corporation's last annual meeting of shareholders and was recommended for election by the Governance Committee, which is comprised of the non-management, independent Directors. Each of the nominees has consented to serve as a director, if elected. If at the time of the meeting any nominee should be unable to serve, it is the intention of the person designated as proxies to vote, in their discretion, for such other person as may be designated as a nominee by the Board of Directors.

DIRECTOR INDEPENDENCE

         In March 2004, the Board of Directors affirmatively determined that each of the six non-management directors, Luiz F. Kahl, Erland E. Kailbourne, Ross B. Kenzie, Willis S. McLeese, Reginald B. Newman, II, and Jayne K. Rand is an independent director under the rules and guidelines of the NASDAQ and the Securities and Exchange Commission and, therefore, that a majority of a corporation's seven-person Board of Directors is currently independent as so defined. The Board of Directors has determined that there are no relationships between the Corporation and the Directors classified as independent other than service on its Board of Directors and compensation paid to directors.

         The foregoing independence determination of the Board of Directors also included conclusions of the Board of Directors that:

          - each of the members of the Audit Committee, Governance Committee, and Compensation Committee is independent under the standards described above for purposes of membership on each of those committees; and

          - each of the members of the Audit Committee also meets the additional independence requirements under SEC Rule 10A-3(b) and NASDAQ Rule 4350(d).

         Mr. Newman is currently serving as the "lead" independent director for purposes of scheduling and setting the agenda for the executive sessions of the independence directors. It is presently contemplated that these executive sessions will occur at least twice during the fiscal year ending December 31, 2004, in conjunction with regularly scheduled Board meetings, in addition to the separate meetings of the standing committees of the Board of Directors. Communications to the non-management directors as a group, or to the entire Board, should be addressed as follows: Reginald B. Newman, II, Security Holder Board Communications, 2200 Rand Building, Buffalo, New York, 14203. All security holder communications addressed in that manner will be delivered directly to Mr. Newman.



                                    Proxy 4

Proxy Statement Rand Capital Corporation



MEETING ATTENDANCE

         Last year all directors attended the Annual Meeting of Stockholders, and they are expected to do so this year. A meeting of the Board of directors will take place on the same day and at the same place as the Annual Meeting of Stockholders, and Directors are expected to attend all Board and Committee meetings of the Corporation. If a Director is unable to attend a Board meeting in person, participation by telephone is permitted, and in that event the Director would not attend the Annual Meeting of Stockholders.

INFORMATION REGARDING THE NOMINEES

Name and Year
Became a Director
of the Company                              Age      Principal Occupation
-----------------                           ---      --------------------
ALLEN F. GRUM   1996                        46       He has served as the President and Chief Executive Officer of the Corporation
                                                     since January 1996.  Prior to becoming President, Mr. Grum served as Senior
                                                     Vice President of the Corporation commencing in June 1995. From 1994 to 1995,
                                                     Mr. Grum was Executive Vice President of Hamilton Financial Corporation and
                                                     from 1991-1994 he served as Senior Vice President of Marine Midland Mortgage
                                                     Corporation.  Mr. Grum serves on a variety of Boards of Directors in which the Corporation has an investment.

LUIZ F. KAHL   1997                         66       He has been the President of The Vector Group, LLC, Williamsville, NY, a
                                                     private investment company, since February 1996. Prior thereto, he was the
                                                     President of the Carborundum Company, and Chief Executive Officer of
                                                     BP Advanced Materials, Niagara Falls, NY, subsidiaries of British
                                                     Petroleum plc, manufacturers of high technology ceramic materials since 1983.
                                                     Mr. Kahl also serves on the Board of Directors of the Greater Buffalo Savings
                                                     Bank, UB Foundation Board of Trustees, and is the Chairman of the Niagara
                                                     Frontier Transportation Authority.

ERLAND E. KAILBOURNE   1999                 62       From May 2002 until March 2003, he was Chairman and Interim CEO of Adelphia
                                                     Communications. (Adelphia filed a petition under Chapter 11 of the United
                                                     States Bankruptcy Code in June 2002.) Prior thereto, he was Chairman and
                                                     President of the John R. Oishei Foundation, Chairman and Chief Executive
                                                     Officer of Fleet National Bank, New York Region and Chairman and Chief
                                                     Executive Officer of Security Norstar Bank. Mr. Kailbourne is also a director of Albany International Corporation.



                                    Proxy 5

Proxy Statement Rand Capital Corporation




ROSS B. KENZIE   1996                       72       Mr. Kenzie has been retired since 1989.  Prior thereto, he was the Chairman of the Board and Chief Executive Officer of Goldome Bank, Buffalo, NY,
                                                     a savings bank, since 1980.  Prior thereto, Mr. Kenzie was Executive
                                                     Vice President and Director of Merrill Lynch Pierce Fenner & Smith as well as
                                                     Merrill Lynch & Co.  Mr. Kenzie also serves on the Board of Directors of
                                                     Biophan Technologies, Inc., a development company specializing in highly marketable business device technologies and is a former Director of Merchants
                                                     Insurance Company.

WILLIS S. MCLEESE   1986                    90       Since 1976, Mr. McLeese has been the Chairman of Colmac Holdings Limited,
                                                     Toronto, Canada, which develops, owns and operates cogeneration and alternative energy electric power generating plants.

REGINALD B. NEWMAN II   1987                66       Mr. Newman has been Chairman of the Board since 1996. Mr. Newman is the
                                                     Chairman of NOCO Energy, Corp., Tonawanda, NY, a petroleum distributor.
                                                     Mr. Newman is also a director of M&T Bank Corporation, a financial institution headquartered in Buffalo, NY.

JAYNE K. RAND   1989                        43       Since 1993, Ms. Rand has been a Vice President of M&T Bank.



COMMITTEES AND MEETING DATA

         THE FOLLOWING COMMITTEES OF THE BOARD OF DIRECTORS FOR THE YEAR 2003 CONSISTED OF:

         COMPENSATION COMMITTEE             GOVERNANCE COMMITTEE             AUDIT COMMITTEE
         ----------------------             --------------------             ---------------
         Luiz F. Kahl                       Erland E. Kailbourne             Ross B. Kenzie
         Willis S. McLeese                  Ross B. Kenzie                   Luiz F. Kahl
         Jayne K. Rand                      Jayne K. Rand                    Erland E. Kailbourne
                                                                             Jayne K. Rand

         In 2003 the full Board met on four occasions, the Audit Committee met six times and the Compensation Committee and Governance Committee each met once. All incumbent directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of the Committees of the Board held during 2003.



                                    Proxy 6

Proxy Statement Rand Capital Corporation


COMPENSATION COMMITTEE

         The Compensation Committee is responsible for setting the compensation of senior executive officers, reviewing the criteria that form the basis for management's recommendations for officer and employee compensation and reviewing management's recommendations in this regard.

         The 2003 and 2004 compensation levels of the President and Executive Vice President were determined by the Committee and submitted to the Board of Directors for approval.

GOVERNANCE COMMITTEE

         The primary purposes of the Governance Committee include:

          - developing, recommending to the Board and assessing corporate governance policies for the Corporation;

          -    overseeing the evaluation of the Board;

          - recommending to the Board of Directors the individuals qualified to serve on the Corporation's Board of Directors for election by shareholders at each annual meeting of shareholders and to fill vacancies of the Board of Directors; and

          -    implementing the Board's criteria for selecting new directors.

         The Governance Committee Charter can be accessed at the Corporation's website www.randcapital.com.

NOMINATION OF DIRECTORS

         The Corporation's Governance Committee as part of its Charter performs nominating committee functions and oversees the search for qualified individuals to serve on the Board.

         The Corporation seeks directors who have the appropriate skills and characteristics required including; business experience and personal skills in finance, marketing, business, and other areas that are expected to contribute to an effective board. The Corporation identifies new director candidates from prominent business persons and professionals in the communities it serves. The Corporation considers nominees of shareholders in the same manner as other nominees.

         Once a board vacancy is identified, the Committee will identify a replacement candidate to the Board of Directors. The Board may appoint the new director to fill the unexpired term of the seat. Annually, the Governance Committee will recommend a slate of new and/or continuing candidates to the Board of Directors. The Board will select a slate of nominees for director from recommendations of the Governance Committee, and submit the slate of nominees to shareholders at the Corporation's Annual Meeting for voting.

         The Corporation's By-Laws provide that an Annual Meeting of Shareholders shall be held on the fourth Tuesday in April, or such other time within 30 days before or after such date as the Chairman or Board of Directors shall determine. The number of Directors is determined by the Board of Directors, shall not be less than three.



                                    Proxy 7

Proxy Statement Rand Capital Corporation


         The Corporation will only consider director nominees recommended by shareholders who adhere to the following procedure:

         Recommendations identifying the proposed nominee and setting out his or her qualifications should be submitted, in writing to the Corporation at the following address: Rand Capital Corporation, Attention: Board Nominations, 2200 Rand Building, Buffalo, NY 14203. All nominations are required to be received by the Corporation between 120 days and 150 days prior to the first anniversary date of the preceding years' annual meeting. For our annual meeting in 2005, we must receive this notice between December 1, 2004 and January 1, 2005. Only those proposals submitted by shareholders owning more than 1% of the outstanding stock of the Corporation will be considered. Correspondence must include the name and address of the individual submitting the nomination, no anonymous submissions will be considered. The nomination must also contain a consent from the proposed nominee to serve if elected.

         The Corporation did not receive any nominations from shareholders for the 2004 Board of Director elections.

CODE OF BUSINESS CONDUCT AND ETHICS

         Rand has adopted a Code of Ethics which applies to Rand's chief executive officer, chief financial officer, and controller, and a Business Ethics Policy applicable to the Corporation's directors, officers and employees. The Code of Ethics and the Business Ethics Policy are available in the Governance section of the Corporation's website located at www.randcapital.com. They are also available in print to any shareholder who requests it. Rand will disclose any substantive amendments to or waiver from provisions of the Code of Ethics made with respect to the chief executive officer, chief financial officer or controller via its website.

AUDIT COMMITTEE

         The Audit Committee of the Board of Directors of Rand Capital Corporation is composed of four directors, each of which are independent, as defined by Rule 4200(a)(15) of the National Association of Securities Dealers'
(NASD) listing standards. In 2004, the Corporation's Board of Directors designated Ross B. Kenzie as the Audit Committee financial expert (as defined by Securities and Exchange Commission (SEC) regulations). Mr. Kenzie is an independent member of the Corporation's Board of Directors (as defined by SEC and NASD regulations).

         The Audit Committee operates under a written charter adopted by the Audit Committee and Board of Directors. The Charter is included as an appendix to this 2004 proxy statement, and will be included with future proxy filings every three fiscal years or more currently as required by SEC regulations. The Charter can also be accessed on the Corporation's website at www.randcapital.com. The Committee reviews the scope and results of the annual audit, receives reports from the Corporations Independent public accountants, and reports the Committee's findings and recommendations to the Board of Directors.

         The Audit Committee has adopted necessary reporting procedures for the confidential submission, receipt, retention and treatment of accounting and auditing complaints.



                                    Proxy 8

Proxy Statement Rand Capital Corporation


INDEPENDENT AUDITOR APPOINTMENT

         Rand Capital Corporation's Audit Committee will appoint the independent auditors to examine the accounts of the Corporation for the 2004 fiscal year. The Committee approving such selection are independent (as per NASD listing standards), and not "interested persons" of the Corporation as defined in the 1940 Act.

            On September 22, 2003, Deloitte & Touche LLP ("Deloitte") communicated to Rand Capital Corporation and Rand Capital SBIC, L.P. (collectively "Rand" or" Registrant") that, although Deloitte would be willing to conduct the audit of Rand's financial statements as of and for the year ended December 31, 2003, Deloitte would not continue as Rand's auditor for periods subsequent to December 31, 2003. Further, on October 16, 2003, Deloitte communicated this to the Rand Board of Directors.

            On December 11, 2003, the Audit Committee engaged Freed Maxick & Battaglia, PC (Freed) as its independent auditors for the fiscal year ended December 31, 2003, and dismissed Rand's former independent auditors, Deloitte & Touche LLP (Deloitte), effective as of that date.

            Deloitte had performed quarterly review procedures for the Corporation for the first three calendar quarterly periods in 2003. In addition, Deloitte performed the audit for the fiscal years ended December 31, 2002 and 2001.

            The reports of Deloitte on the Registrant's financial statements for each of the two fiscal years ended December 31, 2002 and 2001 do not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

            During the fiscal years ended December 31, 2002 and 2001, and the subsequent interim period preceding the date of Deloitte's dismissal, there have been no disagreements between the Registrant and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreements in its reports on the Registrant's financial statements.

            Registrant (or someone on its behalf) did not consult with Freed in connection with its fiscal years ended December 31, 2002 or 2001, and through the date of this report with respect to any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

            None of the reportable events listed in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended, occurred with respect to the Registrant's two most recent fiscal years or the subsequent interim period through December 11, 2003 preceding the dismissal of Deloitte.

         A representative of Freed Maxick & Battaglia, PC is expected to be present at the Annual Meeting of Shareholders, will have the opportunity to make a statement if desired, and will be available to respond to appropriate questions.



                                    Proxy 9

Proxy Statement Rand Capital Corporation



INDEPENDENT ACCOUNTANT FEES

         The aggregate fees for each of the last two fiscal years for services rendered by Freed Maxick & Battaglia, PC (Freed) and Deloitte & Touche LLP (Deloitte) are as follows:

         Audit Fees

         This category consists of fees for the audit of annual financial statements, review of financial statements included in quarterly reports on Form 10-Q and services that are normally provided by the independent auditor in connection with statutory and regulatory filings or engagements for those fiscal years.

         Freed provided professional services for the audit of the Corporation's annual financial statements at December 31, 2003, for a total fee of $24,500. This amount was billed by Freed to the Corporation in 2004. No other amounts were either billed by or paid to, Freed in 2003.

         Deloitte provided professional services for the audit of the Corporation's annual financial statements at December 31, 2002 and the quarterly reviews of the financial statements included in the Corporation's Form 10-Q for an aggregate fee of $45,600.

         Audit Related Fees

         This category consists of assurance and related services by the independent auditor that are reasonably related to the performance of the audit and review of financial statements and are not reported under audit fees.

         For the fiscal years ended December 31, 2003 and 2002, the Corporation did not incur any audit related fees.

         Tax Fees

         This category consists of professional services rendered by the independent auditor for tax compliance and tax planning. The services for the fees disclosed under this category include tax preparation and technical advice.

         Freed has been engaged to provide professional tax related services to the Corporation for the year ended December 31, 2003. No amounts have been billed by Freed for tax services.

         During the fiscal years ended December 31, 2003 and 2002, the Corporation was billed $13,740 and $9,142, respectively in tax fees by Deloitte.

         All Other Fees

         This category consists of fees not covered by Audit Fees, Audit Related Fees and Tax Fees.

         For the fiscal years ended December 31, 2003 and 2002, the Corporation did not receive financial information systems design and implementation services from Freed or Deloitte



                                    Proxy 10

Proxy Statement Rand Capital Corporation



         For fiscal years 2003 and 2002, 100% of the services described in each of the above were pre-approved by the Audit Committee. There were no non-audit services performed during 2003.

         The Corporation's annual audit, quarterly review and tax related fees which are estimated to be paid during the year are submitted annually to the Audit Committee for their review and pre-approval and then budgeted for by the Corporation. All other non-audit services must be pre-approved by the Audit Committee prior to engagement, as required by the Committee's Charter.




                                    Proxy 11

Proxy Statement Rand Capital Corporation


AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors of Rand Capital Corporation is composed of four directors who are independent, as defined by Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The Audit Committee operates under a written charter adopted by the Audit Committee and Board of Directors, that is reviewed annually by the Audit Committee. A copy of the charter, as amended March 17, 2004, is included as an appendix to the proxy statement. The Corporation's management is responsible for its internal accounting controls and the financial reporting process. The Corporation's independent auditors, Freed Maxick & Battaglia, PC, are responsible for performing an independent audit of the Corporation's consolidated financial statements in accordance with auditing standards generally accepted in the United States and to issue a response thereon. The Audit Committee's responsibility is to monitor and oversee these processes. In keeping with its responsibility, the Audit Committee met six times in 2003.

         The Audit Committee has reviewed and discussed the Corporation's audited consolidated financial statements with management. In addition, the Audit Committee has discussed with the Corporation's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended ("Communications with Audit Committees").

         The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees", and has discussed with the independent auditors their independence. The Audit Committee also has considered whether the independent auditor's provision of non-audit services to the Corporation is compatible with Freed Maxick's independence.

         Based on the Audit Committee's discussions with management and the independent auditors, the Audit Committee's review of the representations of management, and the report of the independent auditors, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Rand Capital Corporation's Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission.

         This report is respectfully submitted by the Audit Committee of the Board of Directors.

                  Ross B. Kenzie (Chairman)
                  Luiz F. Kahl
                  Erland E. Kailbourne
                  Jayne K. Rand

         The information provided in the preceding Audit Committee Report will not be deemed to be "soliciting material" or "filed" with the Securities and Exchange Commission or subject to Regulation 14A or 14C, or to the liabilities of section 18 of the Securities Exchange Act, unless in the future the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into any filing under the Securities Act or the Securities Exchange Act.




                                    Proxy 12

Proxy Statement Rand Capital Corporation



EXECUTIVE OFFICERS

         In addition to Mr. Grum, the executive officers of the Corporation include:

         DANIEL P. PENBERTHY, 40, has served as Treasurer of the Corporation since August 1997. Mr. Penberthy is Senior Vice President since January 2002 and continues to serve as the Chief Financial Officer. From 1993 to 1997, Mr. Penberthy served as Chief Financial Officer for both the Greater Buffalo Partnership (formerly the Chamber of Commerce) and the Greater Buffalo Convention and Visitors Bureau. Prior thereto, from 1990 to 1993, Mr. Penberthy served as a Senior Associate with the Greater Buffalo Development Foundation, a regional business development organization. Prior to 1990, Mr. Penberthy was employed by KPMG, a public accounting firm.

COMPENSATION

         The following table sets forth information with respect to the compensation paid or accrued by the Corporation in the 2003 fiscal year to each director, and to each executive officer of the Corporation with aggregate compensation from the Corporation in excess of $60,000. The Corporation is not part of a fund complex.

                                        AGGREGATE           PENSION OR RETIREMENT BENEFITS ACCRUED
NAME AND POSITION                      COMPENSATION               AS PART OF COMPANY EXPENSES
-----------------                      ------------         --------------------------------------
Allen F. Grum, President, Director.......$169,896                        $10,174(1)
Erland E. Kailbourne, Director...........$  4,750                              0
Ross B. Kenzie, Director.................$  5,500                              0
Willis S. McLeese, Director..............$  5,250                              0
Reginald B. Newman, II, Director.........$  5,500                              0
Jayne K. Rand, Director..................$  5,750                              0
Luiz F. Kahl, Director...................$  4,500                              0
Daniel P. Penberthy, Treasurer...........$100,303                         $6,003(1)


(1) Included within the indicated compensation payment of Corporation contributions to the Corporation's 401(k) Profit Sharing Plan. To date an aggregate of $113,757 has been deferred for payment to Mr. Grum and Mr. Penberthy. Under the plan, participants may elect to contribute up to 20% of their compensation on a pretax basis by salary reduction. For eligible employees, the Corporation makes a flat contribution of 1% of compensation and matches an eligible contribution of up to a maximum of five percent (5%). In addition, the Corporation may contribute an annual discretionary amount as determined by the Board of Directors. In 2003, the Corporation did not make a discretionary contribution to the 401(k) Plan.



                                    Proxy 13

Proxy Statement Rand Capital Corporation



DIRECTOR COMPENSATION

         During 2003, under the Corporation's standard compensation arrangements with directors, each non-employee director received an annual fee of $2,000 plus $1,000 for attendance at each meeting of the Board of Directors. The Audit Committee members received $500 for each meeting attended and the Compensation and Governance Committee members received $350 for each meeting attended. The Board of Directors has limited director compensation to no more than $9,000 annually.

PROFIT SHARING AND STOCK OPTION PLANS

         In July 2001, the shareholders of the Corporation authorized the establishment of an Employee Stock Option Plan (the "Plan"). The Plan provides for an award of options to purchase up to 200,000 common shares to eligible employees. In 2002, the Corporation placed the Plan on inactive status as it developed a new profit sharing plan for the Corporation's employees in connection with the establishment of its SBIC subsidiary. As of December 31, 2003, no stock options had been awarded under the Plan. Because Section 57(n) of the 1940 Act prohibits maintenance of a profit sharing plan for the officers and employees of a Business Development Company (BDC) where any option, warrant or right is outstanding under an executive compensation plan, no options will be granted under the Plan while any profit sharing plan is in effect with respect to the Corporation.

         In July 2001, the Corporation also formed a Non-Employee Director Plan. In September 2003, the Corporation terminated the Non-Employee Director Plan and withdrew its application to the SEC regarding its exemption application for the Non-Employee Director Plan under the requirements of Section 57(n). No shares had been issued under the plan.

         The Corporation established a Profit Sharing Plan for its executive officers in accordance with Section 57(n) of the Investment Company Act of 1940 (the "1940 Act"). There were no contributions to the profit sharing plan for 2003 and 2002. The Plan provides for an annual accrual amount based on the net realized capital gains and unrealized depreciation of Rand Capital SBIC, L.P. for the period. Participants in the Plan vest in the annual accrual amounts over a four year period, beginning February 1, 2002 (commencement date). As long as the Profit Sharing Plan is in effect, no options will be issued under the Plan.

SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's directors and executive officers, and persons who own more than ten percent of the Corporation's stock, to file with the Securities and Exchange Commission initial reports of stock ownership and reports of changes to stock ownership. Reporting persons are required by SEC regulations to furnish the Corporation with all Section 16(a) reports they file.

         To the Corporation's knowledge, based solely on review of the copies of such reports furnished to the Corporation and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with during the fiscal year ended December 31, 2003.



                                    Proxy 14

Proxy Statement Rand Capital Corporation



DIRECTORS' AND OFFICER'S LIABILITY INSURANCE

         The Corporation has an insurance policy from American International Specialty Lines Insurance Company that indemnifies (1) the Corporation for any obligation incurred as a result of the Corporation's indemnification of its directors and officers under the provisions of the New York Business Corporation Law and the Corporation's Bylaws, and (2) the Corporation's directors and officers as permitted under the New York State Business Corporation Law and the Corporation's Bylaws. The policy covers all directors and officers of the Corporation for 12 months ending December 2004 for a total premium of $46,061.60. No sums have been paid to the Corporation or its officers under the insurance contract.

LITIGATION

         No material pending legal proceedings as defined in Item 103 of Regulation S-K have been identified by the Corporation.


2.       OTHER BUSINESS

         The Corporation does not know of any other matters to come before the meeting. However, if any other matters properly come before the meeting, it is the intention of the persons designated as proxies to vote in accordance with their best judgment on such matters.

SHAREHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

         Shareholder proposals intended to be presented at the 2005 Annual Meeting of Shareholders must be received at the Corporation's offices not later than December 6, 2004, to be considered for inclusion in the Corporation's proxy statement and form of proxy for that meeting.

                  By Order of the Board of Directors
                  Reginald B. Newman II
                  Chairman of the Board
                  April 6, 2004

         IT IS IMPORTANT THAT PROXIES BE PROMPTLY RETURNED. SHAREHOLDERS ARE URGED TO SIGN, DATE AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE, TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING YOU MAY, IF YOU WISH, WITHDRAW YOUR PROXY AND VOTE IN PERSON.



                                    Proxy 15

Proxy Statement Rand Capital Corporation



MULTIPLE COPIES OF OUR ANNUAL REPORT AND PROXY STATEMENT (HOUSEHOLDING)

         When more than one holder of Rand common stock shares the same address, we may deliver only one annual report and one proxy statement to that address unless we have received contrary instructions from one or more of those shareholders. Similarly, brokers and other intermediaries holding shares of Rand common stock in "street name" for more than one beneficial owner with the same address may deliver only one annual report and one proxy statement to that address if they have received consent from the beneficial owners of the stock.

         Rand will deliver promptly upon written or oral request a separate copy of the annual report and proxy statement to any shareholder, including a beneficial owner of stock held in "street name", at a shared address to which a single copy of either of those documents was delivered. To receive additional copies of our annual report and proxy statement, you may call or write Elspeth
A. Donaldson, Office Manager, Rand Capital Corporation, 2200 Rand Building, Buffalo, New York 14203, telephone (716) 853-0802 or email her at edonaldson@randcapital.com. You may also access a copy of Rand's annual report and proxy statement on our website, www.randcapital.com or at the SEC's home page, www.sec.gov.

         You may also contact Ms. Donaldson at the address or telephone number above if you are a shareholder of record of Rand and you wish to receive a separate annual report and proxy statement in the future, or if you are currently receiving multiple copies of our annual report and proxy statement and want to request delivery of a single copy in the future. If your shares are held in "street name" and you want to increase or decrease the number of copies of our annual report and proxy statement delivered to your household in the future, you should contact the broker or other intermediary who holds the shares on your behalf.





                                    Proxy 16

Proxy Statement Rand Capital Corporation



FINANCIAL STATEMENTS AVAILABLE

         A copy of the Corporation's 2003 Annual Report containing audited financial statements accompanies this Proxy Statement. Such consolidated financial statements are hereby incorporated herein by reference.

         THE CORPORATION WILL PROVIDE WITHOUT CHARGE TO EACH STOCKHOLDER UPON WRITTEN REQUEST A COPY (WITHOUT EXHIBITS, UNLESS OTHERWISE REQUESTED) OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") FOR THE YEAR ENDED DECEMBER 31, 2003. REQUESTS FOR COPIES SHOULD BE ADDRESSED TO INVESTOR RELATIONS, RAND CAPITAL CORPORATION, 2200 RAND BUILDING, BUFFALO, NEW YORK, 14203. REQUESTS MAY ALSO BE DIRECTED TO (716) 853-0802 OR TO EDONALDSON@RANDCAPITAL.COM ON THE INTERNET. COPIES MAY ALSO BE ACCESSED ELECTRONICALLY BY MEANS OF THE SEC'S HOME PAGE ON THE INTERNET AT HTTP://WWW.SEC.GOV.








FINAL PAGE OF PROXY



                                    Proxy 17

Appendix to Proxy Statement Rand Capital Corporation


                             AUDIT COMMITTEE CHARTER
                                   (v 3.17.04)

PURPOSE

         The Audit Committee (the "Committee") is part of the Board of Directors (the "Board") of Rand Capital Corporation (the "Corporation"). The Committee's primary function is to assist the Board in fulfilling its oversight responsibility with respect to the quality and integrity of Corporation's published financial information, internal controls, audit processes and other matters as deemed necessary by the Committee or directed by the Board. The Committee serves as a communication channel between independent auditors, financial management and the Board on such matters.

AUTHORITY

In discharging its oversight role, the Committee is empowered to investigate any matter relating to the Corporation's accounting, auditing, internal control or financial reporting practices brought to its attention with full access to the Corporation's books, records, facilities and personnel. The Committee may retain outside counsel, auditors or advisors in achieving such purpose, whose funding will be determined by the Audit Committee, and provided for by the Corporation.

MEMBERSHIP

The number of members of the Committee shall be determined and appointed by the Board with a minimum number and independence requirements to maintain membership on the Committee which meets or exceeds the Regulations.

NASDAQ Marketplace Rule 4350 (d) provides that members should be financially literate, and at least one member with financial expertise as defined in the regulations. The Committee must consist of a minimum of three directors, all of whom are independent, as defined in Marketplace Rule 4200 (15).

One member of the Committee shall be appointed as Chair and will maintain communication between the President, CFO and the Corporation's audit partner.

Compensation for the Committee is established by the Board as permitted by Regulations. An Audit Committee member may not receive any compensation from the Corporation except for Board or Committee service.

MEETINGS

The Committee shall meet formally at least three times per year, or more frequently as the Committee considers necessary. In addition or combined with the aforementioned meetings, the Committee or its Chair, will communicate with the independent auditors regarding quarterly/interim financial information.

Appendix to Proxy Statement Rand Capital Corporation



The Committee shall meet separately and periodically with management and the independent auditors in Executive Session. The Committee shall report to the Board on the proceedings of each Committee meeting and make recommendations to the Board when appropriate.


OVERSIGHT AREAS

Although the Committee may wish to consider additional duties from time to time, the general recurring responsibilities of the Committee in carrying out its oversight role are described below:

- Oversee the relationships with the independent auditors, the audit process/plan, receive and review audit reports, allow full access to the Committee by auditors. Discuss the independent auditor performance and effectiveness. The Committee must pre-approve all non-audit and audit services provided by the audit firm. The independent auditor shall report directly to the Audit Committee.

- Discuss with management and independent auditor's financial information and earnings report contained in annual reports and other shareholder filings, prior to their release if practicable. The review of interim/quarterly financial data may be discussed with the independent auditors and the Committee or its Chairman, as necessary, in conjunction with the Board's review of the financial information.

- Obtain an annual written confirmation from independent auditors consistent with Independence Standards Requirements regarding their independence. The Committee shall discuss the contents of the confirmation with the auditors and take necessary action with respect to relationships identified, which could impair such independence.

- Review audited financial statements and discuss with management and independent auditors. Such discussions shall include matters required by Statement of Auditing Standards, SAS 61 and updated amendments. Following such review, the Committee shall make a recommendation to the Board regarding the inclusion of such audit report in the Corporation's Annual Report filed with the SEC.

- Discuss with management and/or legal counsel any legal matters, including pending litigation and/or inquiries from regulatory or governmental agencies that may have material impact on the Corporation's financial statement.

- Review at least annually, the Charter of the Committee and the Committee's effectiveness.

- Include in the proxy statement required reports from the Committee for submission to shareholders, as required by current NASDAQ regulations. These may include the Committee's Charter and Committee Report.

- Review and recommend to the Board of Directors that the Audited Financial Statements be included in the Corporation's annual report on Form 10-K.

Appendix to Proxy Statement Rand Capital Corporation


- Discuss with management and the independent auditors the quality and adequacy of compliance with the Corporation's internal control and effect of significant changes in accounting policy and procedures.

- The independent auditors' ultimate accountability shall be to the Board and the Audit Committee, as representatives of the shareholders. The Committee has authority for auditor compensation, appointment, retention and oversight. As provided by the regulations, the Committee shall nominate the independent auditors to be proposed for shareholder approval in the proxy statement or appoint the auditors.

- Review and approve all significant conflicts of interest and related-party transactions, and make inquiries regarding compliance with established codes of conduct of directors and officers and employees.

- Review and discuss with Management and independent auditors the Corporation's critical accounting policies and practices; alternative treatments and/or disclosures of financial information within Generally Accepted Accounting Principles that may have been considered by Management, or that the Auditors recommend; and audit problems or difficulties identified, including written communications to Management, and their response.

- Establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal controls, and auditing matters, including procedures for the confidential anonymous submission by employees of the Corporation.

- The Committee will be empowered with all Sarbanes-Oxley (SOX) specified authority.


The Committee's job is one of oversight. Management is responsible for the preparation of the Corporation's financial statements and the independent auditors are responsible for auditing those financial statements. The Committee is not responsible to plan, direct or conduct audits, nor for resolving disagreements between management and the independent auditors. The Committee and the Board recognize that management and the independent auditors have more resources, time, more detailed knowledge, and information regarding the Corporation's accounting, auditing, internal control and financial reporting practices than the Committee does, accordingly the Committee is not responsible to determine whether the Corporation's financial statements are complete and accurate in accordance with generally accepted accounting principles, nor is it the Committee's responsibility to ensure compliance with laws and regulations.

                            RAND CAPITAL CORPORATION
                               2200 Rand Building
                            Buffalo, New York 14203
                                   2004 PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Jayne K. Rand and Allen F. Grum as proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote as designated below all the shares of Common Stock of Rand Capital Corporation (the "Company") held of record by the undersigned at the annual meeting of shareholders to be held on April 29, 2004 or any adjournment hereof.

    1. ELECTION OF DIRECTORS:
        Election of A.F. Grum; L.F. Kahl; E.E. Kailbourne; R.B. Kenzie; W.S. McLeese; R.B. Newman II; and J.K. Rand

        [ ] FOR all nominees                                      [ ] WITHHOLD AUTHORITY
         (except as marked to the contrary below)                  for all nominees

        INSTRUCTIONS: To withhold authority to vote for an individual nominee, write that nominee's name in the space provided below.

       -------------------------------------------------------------------------
    2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                          (Continued from other side)

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR PROPOSAL 1.

                                                Dated:                    , 2004
                                                      -------------------

                                                --------------------------------
                                                Signature

                                                --------------------------------
                                                Signature (if held jointly)

                                                Please sign exactly as names
                                                appears to the left. When
                                                signing as a Trustee, Executor
                                                or Administrator, or Guardian,
                                                give title as such. All joint
                                                owners should sign. If a
                                                corporation, please sign in full
                                                corporate name by authorized
                                                officer, giving title. If a
                                                partnership, please sign in
                                                partnership name by authorized
                                                persons.

        PLEASE DATE, SIGN AND PROMPTLY RETURN IN THE ENCLOSED ENVELOPE.